Ferrosur Roca S.A. Concession - Argentine Railway Law	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Ferrosur Roca S.A. Concession - Argentine Railway Law
41. FERROSUR ROCA S.A. CONCESSION
The Argentine Executive Branch’s Decree 1027/2018, regulatory of Law No. 27,136, was published in the Official Gazette on November 7, 2018.
The highlights of this law are:
re-adjustment
of the concession agreements in force with the possibility of an extension for a term of no more than ten years, full implementation of open access the day following the expiration of the term of the most recent Concession Agreement (of the three private concessions that are still in force today), including extensions.
The Negotiating Committee will be created. It will be comprised of a member who belongs to each one of the following agencies: ADIF, Secretary of Transportation Planning and Railway Transportation Under-secretariat.
As of the date of issuance of these consolidated financial statements, Ferrosur Roca S.A. is moving forward, together with the Special Commission for Contract Renegotiation in order to obtain a formal extension of the concession for an additional ten-year
period. In this respect the Group understands that it has fulfilled in due time and manner all the requirements established in the concession agreement to that end.
The concession was granted to Ferrosur Roca S.A. in the year 1993 for a term of 30 years, coming to an end in 2023 and a potential ten-year
extension is contemplated. Ferrosur Roca S.A. has requested the above-mentioned extension in due time and in line with the bid specifications and the concession agreement. The Group’s Board is optimistic that the extension requested in the concession term will be granted. The Group considers a ten year extension period for purposes of the accounting and estimates required in the preparation of the consolidated financial statements.